                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported): AUGUST 28, 2000
                                                  ---------------



                            THE J. M. SMUCKER COMPANY
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




              OHIO                          1-05111             34-0538550
--------------------------------         ------------        ----------------
 (State or Other Jurisdiction of          (Commission         (IRS Employer
       Incorporation)                     File Number)       Identification No.)


    STRAWBERRY LANE, ORRVILLE, OHIO                               44667
 ---------------------------------------                     ----------------
 (Address of Principal Executive Offices)                      (Zip Code)



Registrant's telephone number, including area code:           (330) 682-3000
                                                     -----------------------


________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         Pursuant to an Agreement of Merger dated as of July 3, 2000 (the "Merger Agreement"), JMS-Ohio, Inc. ("JMS-Ohio"), an Ohio corporation and a newly formed, wholly owned subsidiary of The J. M. Smucker Company (the "Company"), merged with and into the Company (the "Merger"), an Ohio corporation, with the Company being the surviving corporation (the "Surviving Corporation"). In connection with the Merger, each of the Company's outstanding Class A common shares, without par value, and Class B common shares, without par value, in each case, other than shares as to which an election to receive $18.50 per share in cash was made, or as to which dissenters' rights were duly exercised, was converted into one share of a new, single class of voting common shares of the Surviving Corporation (the "New Common Shares").

         The Merger became effective on August 28, 2000. Except for the holders of 4,272,524.51 shares, as to which a cash election was made, and 100 shares, as to which dissenters' rights were duly exercised, the shareholders of the Company immediately prior to the Merger became the shareholders of the Surviving Corporation.

         Our news release dated August 28, 2000 concerning the Merger is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

         On June 26, 2000, the Board of Directors of the Company approved the Amended and Restated Rights Agreement, dated as of August 28, 2000 (the "Amendment"), which amends and restates the Rights Agreement, dated as of April 12, 1999 (the "Rights Agreement"), between the Company and Computershare Investor Services, LLC (successor to Harris Trust and Savings Bank) as rights agent, in its entirety. The Amendment made the provisions of the Rights Agreement inapplicable to the transactions contemplated by the Merger Agreement, aligned the provisions of the Rights Agreement with a single class capital structure, and clarified that subject to certain exceptions, any person or group that acquires 10% or more of the then outstanding Common Shares will become an Acquiring Person under the Rights Agreement.

         The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which has been filed as Exhibit 4.1 to the Company's Registration Statement on Form 8-A/A, filed with the Securities and Exchange Commission on August 28, 2000 and incorporated herein by reference. A summary description of the Rights is set forth as Exhibit C to the Amendment.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.  N/A

         (b)      Pro Forma Financial Information.  N/A

         (c)      Exhibits.

                  Exhibit Number        Exhibit
                  --------------        -------

                  4.1 Amended and Restated Rights Agreement (including a Form of Certificate of Adoption of Amendment to

                                        Amended Articles of Incorporation as
                                        Exhibit A thereto, a Form of Right
                                        Certificate as Exhibit B thereto and a
                                        Summary of Rights to Purchase Preferred
                                        Stock as Exhibit C thereto),
                                        incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form 8-A/A filed August 28, 2000

                  99.1                  Press release, dated August 28, 2000

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            THE J. M. SMUCKER COMPANY



                            By:     /s/ Steven J. Ellcessor
                                 -----------------------------------------------
Date: August 30, 2000             Name:    Steven J. Ellcessor
                                  Title:   Vice President -- Finance and
                                           Administration, Secretary/Treasurer,
                                           and General Counsel

                                INDEX TO EXHIBITS
                                -----------------



          EXHIBIT NUMBER      EXHIBIT

               4.1 Amended and Restated Rights Agreement (including a Form of Certificate of Adoption of Amendment to Amended Articles of Incorporation as Exhibit A thereto, a Form of Right Certificate as Exhibit B thereto and a Summary of Rights to Purchase Preferred Stock as Exhibit C thereto), incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form 8-A/A filed August 28, 2000

               99.1           Press release, dated August 28, 2000